U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported):

February 15, 2002

AIRTRAX, INC.

(Name of Small Business Issuer in its charter)

New Jersey                                                    0-25791                              22-3506376

(State of                                                       (Commission                         (I.R.S. Employer

Incorporation)                                                File Number)                        I.D. Number)

870B Central Avenue, Hammonton, New Jersey             08037

(Address of principal executive offices)                        (Zip Code)

Registrant’s telephone number: 609-567-7800.

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Item 7. Exhibits.

    Exhibit Number                Description

        99.1                 Press release of February 15, 2002

Item 9. Regulation FD Disclosure.

On February 15, 2002, the Registrant issued a press release which is attached as Exhibit 99.1 hereto.

Note: The information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Airtrax, Inc.

                                       February 21, 2002

/s/ Peter Amico

Peter Amico

President

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EXHIBIT 99.1

Exhibit 20.3

FOR IMMEDIATE RELEASE

HAMMONTON, NEW JERSEY February 15, 2001

AIRTRAX TEAMS WITH GENERAL DYNAMICS FOR NAVY CONTRACT

A team consisting of AIRTRAX, Inc., General Dynamics Armament Systems of Burlington, VT, and several other contractors has been selected for an award for under the US Office of Naval Research Future Naval Capabilities Broad Agency Announcement issued in the fall of 2001.

AIRTRAX and General Dynamic’s concept is for a semi autonomous omni directional material handling robot that can move cargo from the topside areas to spaces within the ship with a minimum of human oversight. AIRTRAX’S omni directional vehicle technology is a fundamental building block of this system.

A contract should be in place within a few weeks, and is dependent on the workload of the ONR contracting officer and staff. The contract will consist of a base and option periods of approximately 12 months each. The total contract value will be about $3.3M of which AIRTRAX expects to receive $755K in the base and  optional period.

Barney Harris, Vice President and Director of AIRTRAX’S Defense Services Division noted that “…only ten awards were made from over forty responses to the Navy’s BAA,” and adds that “…this brings AIRTRAX another step closer to supplying the Navy with omni directional shipboard material handling products.”

AIRTRAX is also developing product lines incorporating omni-directional vehicle technology for use in material handling, construction, health care, and entertainment.  AIRTRAX is currently completing final development of its ATX Series commercial omni directional forklifts. AIRTRAX is incorporating the patented (US Patent 6,340,065) wheel technology into all of its products. A three (3) minute video showing the ATX-Series forklift in action can be seen on the Company website.  For more information or a Free Video, contact the Company at PO Box 1237, Hammonton, NJ 08037-1237 – Phone 877-AIRTRAX, 609-567-7895 Fax.

This document contains forward-looking statements that are subject to risks and uncertainties. For such statements Airtrax claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act. The Company intends that such statements about the Company's future expectations including future revenues and earnings and all other forward-looking statements be subject to the safe harbors created thereby. Since these statements (future operational results and sales) involve risks and uncertainties and are subject to change at any time, the Company's actual results may differ materially from expected results. Readers should refer to the Company reports filed with the Securities and Exchange Commission, which includes its Form 10-KSB for the period ended December 31, 2001, for a discussion of risks and uncertainties regarding the Company and its business.

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